[PHOTO]

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Semiannual Report December 31, 1996

"I need to
diversify
to protect
the overall
performance of
my investment
portfolio."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT A GROWTH INVESTMENT THAT IS INTENDED TO HELP OFFSET SOME OF THE RISKS OF THE OTHER INVESTMENTS IN THEIR PORTFOLIO.


                                      NEWS

                                BEAT THE AVERAGE

Cumulative Total Return for the
10-Year Period Ended 12/31/96:

Oppenheimer Gold & Special Minerals Fund
Class A (at net asset value)(1)

163.48%

Lipper Gold Oriented Funds Average for 18 Funds for the 10-Year Period Ended 12/31/96(3)

74.24%

HOW YOUR FUND IS MANAGED

Oppenheimer Gold & Special Minerals Fund invests primarily in the stocks of companies engaged in mining, processing, fabricating or distributing gold and other metals or minerals. Investing in stocks of gold and other precious and strategic metals producers may provide a hedge against inflation and declines in stock prices that reflect a weakening U.S. dollar. So, as a Fund shareholder, you may benefit from having a portion of your overall portfolio allocated to potentially offset the risks of your other investments.

PERFORMANCE

Total returns for the six months ended 12/31/96 for Class A, B and C shares were (1.92)%, (2.34)% and (2.34)%, respectively, without deducting sales charges.(1)

         Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 12/31/96 were 0.00%, 6.14% and 9.52%, respectively. For Class B shares, average annual total returns for the 1-year period and since inception on 11/1/95 were 0.11% and 6.46%, respectively. For Class C shares, average annual total returns for the 1-year period and since inception on 11/1/95 were 4.26% and 9.98%, respectively.(2)

OUTLOOK

"Our outlook for the Fund is favorable. We've proven the effectiveness of our investment strategy during this slow period, so we're looking forward to participation in an expanding cycle."

                                              Diane Sobin, Portfolio Manager
                                                           December 31, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest.

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, and actual investment results would have been less. Class B returns include the contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the deduction of the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual .75% asset-based sales charge.

3. Source: Lipper Analytical Services, 12/31/96. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Gold & Special Minerals Fund is characterized by Lipper as a gold oriented fund. Lipper performance is based on total return and does not take sales charges into account.


2     Oppenheimer Gold & Special Minerals Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer Gold &
Special Minerals Fund

DEAR SHAREHOLDER,

As 1996 has drawn to a close, we can look back and say that the past year has certainly been one for the record books. But it has not necessarily been easy for the faint of heart. During the first five months of the year, the stock market reported tremendous gains, thanks in part to strong corporate earnings, low inflation and stabilized interest rates. However, on the trail of a six-year bull market and with indices reporting all-time highs, many experts felt a correction was inevitable.

         The stock market volatility that jolted investors in June and July did not come as a complete surprise, but remarkably enough, by the end of September the stock market had rebounded and resumed its record-setting pace. During the fourth quarter, the Dow passed 6,500, both the S&P 500 and the technology-laden NASDAQ posted all-time highs, and the Russell 2000 came very close to hitting record levels.

         What does the new year have in store for the stock market and its investors? Of course, no one can predict the events of 1997 with complete accuracy. Instead, the experts rely on several economic indicators to offer clues about the market's direction. For example, the rate of unemployment has dropped to its lowest level in seven years and wage growth continues to make gains. As a result, consumer confidence is at its highest level since 1989.

         What these events suggest to many experts is the likelihood of higher inflation in 1997, countered by a possible increase in short-term interest rates. However, an opposing view is that economic growth will taper off sufficiently early in the year, calming fears of rising inflation and interest rate increases. Although the Federal Reserve appeared to agree with this reasoning in the third and fourth quarters of 1996, this may not be true in the future.

         The one thing we can accurately predict is that, regardless of the scenario, OppenheimerFunds will continue to monitor significant events and act appropriately. To that end, we view our outlook for the market as cautiously optimistic. Whichever direction interest rates move, we expect the market's volatile trading pattern to continue in the coming months. But while our watchword may be "caution," in the near term, we are still finding plenty of attractive investment opportunities today, both in the United States and abroad. We believe the correct approach is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future. Based on this strategy and the resilient performance the stock market has demonstrated in the past, our long-term view remains positive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

January 22, 1997


3    Oppenheimer Gold & Special Minerals Fund

Q  +  A

[PHOTO]

[PHOTO]

Q  What areas
are you currently
targeting?

An interview with your Fund's managers.

HOW DID THE FUND PERFORM OVER THE PERIOD?

During the second half of 1996, the demand for gold and precious minerals was slow across the globe. However, Oppenheimer Gold & Special Minerals Fund performed well relative to its peers over the 1-year period ended December 31, 1996, finishing 14 out of 42 gold-oriented funds ranked by Lipper Analytical Services.(1)

[PHOTO]

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Oppenheimer Gold & Special Minerals Fund was conservatively positioned over the sluggish period that we encountered during the second half of 1996. So, as the demand and price of these materials dropped, the Fund weathered the events well. Our flexible investment style enabled us to search the world over for the best companies and then invest in them through stocks, bonds, convertible securities, or other types of securities, to earn the best return. The result was a diversified portfolio, through which we lowered the volatility inherent in the mining industry.

         In particular, we attribute the Fund's good performance to its investments in senior gold producers. These companies are akin to "large-cap" companies in the broader stock market, and as such, are also appealing in slower times. They have generally demonstrated relatively solid growth in production and have a history of increasing their resource and reserve base through internally generated exploration efforts. Like most large-cap companies, senior gold producers have a competitive cost structure and a proven track record of international expansion.

         Our investments in gold royalty companies also


1. Source: Lipper Analytical Services, 12/31/96. Oppenheimer Gold & Special Minerals Fund was ranked 16 out of 27 funds for the 5-year period ended 12/31/96 and 3 out of 18 funds for the 10-year period ended 12/31/96. Oppenheimer Gold & Special Minerals Fund is characterized by Lipper as a gold oriented fund. Lipper performance is based on total return and does not take sales charges into account.

4    Oppenheimer Gold & Special Minerals Fund

FACING PAGE
Top left: Diane Sobin, Portfolio Manager

Top right: Frank Jennings, Member
of Global Investments Team

Bottom: Bill Wilby, Senior VP,
Director of Global Investments

THIS PAGE
Top: Robert Doll, Executive VP,
Director of Equity Investments

Bottom: Shanquan Li, Member
of Global Investments Team

A  We're looking for companies
with strong
track records.


benefited the Fund. In fact, these companies reported significant profits since June 30, 1996, and were the portfolio's best performers. During times of lackluster price movement of gold, these companies become inviting because they often generate consistent revenues.(2)

DID ANY INVESTMENTS OR MARKET FACTORS NEGATIVELY IMPACT
THE FUND?

Over the past six months, our investments in South Africa underperformed due to the high leverage of these companies to the gold price. The weak gold price coupled with operational difficulties at the mines and a weak South African currency caused a slight economic slowdown in the country.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

 As always, we're looking for companies with strong track records and consistently growing core assets that provide the financial flexibility for continued development. With that in mind, we are using the drop in gold prices to expand our positions among junior and intermediate gold producers. We search for companies that are in partnership with larger, more-established producers. As a result of lower gold prices, their current valuations are attractive.

         In addition, we are looking for investments in South Africa, where valuations are also attractive. So, our plan is to invest now, when the price is right, and patiently wait for our investments to take root and prosper.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook for the Fund is favorable. We've proven the effectiveness of our investment strategy during this slow period, so we're looking forward to participating in an expanding cycle. Also, as the U.S. economy nears a point where inflation may soon become an issue, gold-related securities can be an excellent investment choice because they have often served as protection against inflation.


2. The Fund's portfolio is subject to change.



5    Oppenheimer Gold & Special Minerals Fund

FINANCIALS

CONTENTS

STATEMENT OF INVESTMENTS                              7
STATEMENT OF ASSETS AND LIABILITIES                  11
STATEMENT OF OPERATIONS                              12
STATEMENTS OF CHANGES IN NET ASSETS                  13
FINANCIAL HIGHLIGHTS                                 14
NOTES TO FINANCIAL STATEMENTS                        15



6    Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS   December 31, 1996 (Unaudited)


                                                                                                  FACE               MARKET VALUE
                                                                                                  AMOUNT(1)          SEE NOTE 1
================================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--1.0%
--------------------------------------------------------------------------------------------------------------------------------
       Lonrho Finance plc, 6% Gtd. Cv. Bonds, 2/27/04 (Cost $1,508,822) (GBP)                         1,000,000      $ 1,552,407
                                                                                                     SHARES
================================================================================================================================
COMMON STOCKS--90.9%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--89.4%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--3.1%
       Engelhard Corp.                                                                                  110,000        2,103,750
       -------------------------------------------------------------------------------------------------------------------------
       Johnson Matthey plc                                                                              302,500        2,850,005
                                                                                                                    ------------
                                                                                                                       4,953,755

--------------------------------------------------------------------------------------------------------------------------------
GOLD AND PLATINUM--69.3%
--------------------------------------------------------------------------------------------------------------------------------
GOLD--0.5%
       Greenstone Resources Ltd.(2)                                                                      35,000          407,288
       -------------------------------------------------------------------------------------------------------------------------
       Manila Mining Corp., Cl. B                                                                   420,000,000          383,270
                                                                                                                    ------------
                                                                                                                         790,558

--------------------------------------------------------------------------------------------------------------------------------
GOLD MINING: AUSTRALIA--7.4%
       Acacia Resources Ltd.(2)                                                                         350,000          681,073
       -------------------------------------------------------------------------------------------------------------------------
       Ashanti Goldfields Co. Ltd.(2)                                                                    88,888        1,058,996
       -------------------------------------------------------------------------------------------------------------------------
       Aurora Gold Ltd.(2)                                                                              200,000          381,242
       -------------------------------------------------------------------------------------------------------------------------
       Delta Gold NL(2)                                                                               1,000,000        1,874,441
       -------------------------------------------------------------------------------------------------------------------------
       Great Central Mines NL                                                                           267,000          759,196
       -------------------------------------------------------------------------------------------------------------------------
       Newcrest Mining Ltd.                                                                             400,000        1,588,509
       -------------------------------------------------------------------------------------------------------------------------
       Placer Pacific Ltd.                                                                              600,000          886,388
       -------------------------------------------------------------------------------------------------------------------------
       Plutonic Resources Ltd.                                                                          300,000        1,393,917
       -------------------------------------------------------------------------------------------------------------------------
       Renison Goldfields Consolidated Ltd.                                                              66,000          128,431
       -------------------------------------------------------------------------------------------------------------------------
       Renison Goldfields Consolidated Ltd.                                                             400,000        1,775,954
       -------------------------------------------------------------------------------------------------------------------------
       Sons of Gwalia Ltd.                                                                              230,000        1,357,302
                                                                                                                    ------------
                                                                                                                      11,885,449
--------------------------------------------------------------------------------------------------------------------------------
GOLD MINING: CANADA--25.1%
       Barrick Gold Corp.                                                                               250,000        7,187,500
       -------------------------------------------------------------------------------------------------------------------------
       Battle Mountain Canada, Inc.                                                                     370,000        2,564,471
       -------------------------------------------------------------------------------------------------------------------------
       Cambior, Inc.                                                                                    260,000        3,831,750
       -------------------------------------------------------------------------------------------------------------------------
       Dayton Mining Corp.(2)                                                                           468,000        3,107,132
       -------------------------------------------------------------------------------------------------------------------------
       Dayton Mining Corp.(2)(3)                                                                        288,000        1,912,081
       -------------------------------------------------------------------------------------------------------------------------
       Eldorado Gold Corp. Ltd.(2)                                                                      112,000          751,758
       -------------------------------------------------------------------------------------------------------------------------
       Glamis Gold Ltd.(2)                                                                              120,000          849,230
       -------------------------------------------------------------------------------------------------------------------------
       Goldcorp, Inc., Cl. A(2)                                                                         120,000        1,028,707
       -------------------------------------------------------------------------------------------------------------------------
       Kap Resources Ltd.(2)                                                                            525,000        1,244,845
       -------------------------------------------------------------------------------------------------------------------------
       Kinross Gold(2)                                                                                   94,600          669,476
       -------------------------------------------------------------------------------------------------------------------------
       Meridian Gold, Inc.(2)(3)                                                                        120,000          284,536
       -------------------------------------------------------------------------------------------------------------------------
       Metallica Resources, Inc.(2)                                                                     150,000          503,410
       -------------------------------------------------------------------------------------------------------------------------
       Monarch Resources(2)(3)                                                                           88,900          129,719
       -------------------------------------------------------------------------------------------------------------------------
       Placer Dome, Inc.                                                                                275,000        5,981,250
       -------------------------------------------------------------------------------------------------------------------------
       Prime Resource Group, Inc.                                                                       255,000        1,804,614

7      Oppenheimer Gold & Special Minerals Fund

                                                                                                                    MARKET VALUE
                                                                                                  SHARES            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
GOLD MINING: CANADA
(CONTINUED)
       Rio Narcea Gold Mines Ltd. (New)(2)                                                              200,000     $    561,776
       -------------------------------------------------------------------------------------------------------------------------
       Royal Oak Mines, Inc.(2)                                                                         150,000          487,500
       -------------------------------------------------------------------------------------------------------------------------
       Teck Corp., Cl. B                                                                                150,000        3,474,621
       -------------------------------------------------------------------------------------------------------------------------
       TVX Gold, Inc.(2)                                                                                385,000        3,005,502
       -------------------------------------------------------------------------------------------------------------------------
       Viceroy Resources Corp.(2)                                                                       245,000        1,090,356
                                                                                                                    ------------
                                                                                                                      40,470,234

--------------------------------------------------------------------------------------------------------------------------------
GOLD MINING:
SOUTH AFRICA--6.2%
       Anglo American Corp. of South Africa Ltd., ADR                                                    37,000        2,016,500
       -------------------------------------------------------------------------------------------------------------------------
       Ashanti Goldfields Co. Ltd., Sponsored GDR                                                       145,000        1,794,375
       -------------------------------------------------------------------------------------------------------------------------
       Driefontein Consolidated Ltd., ADR                                                               135,000        1,350,000
       -------------------------------------------------------------------------------------------------------------------------
       Free State Consolidated Gold Mines Ltd., ADR                                                      57,000          409,688
       -------------------------------------------------------------------------------------------------------------------------
       Southvaal Holdings Ltd., ADR                                                                      50,000        1,459,110
       -------------------------------------------------------------------------------------------------------------------------
       Vaal Reefs Exploration & Mining Co. Ltd., ADR                                                    140,000          866,250
       -------------------------------------------------------------------------------------------------------------------------
       Western Areas Gold Mining Co. Ltd., Unsponsored ADR(2)                                           154,808        2,134,709
                                                                                                                    ------------
                                                                                                                      10,030,632

--------------------------------------------------------------------------------------------------------------------------------
GOLD MINING:
UNITED STATES--15.7%
       Amax Gold, Inc.(2)                                                                                95,000          605,625
       -------------------------------------------------------------------------------------------------------------------------
       Battle Mountain Gold Co., Cl. A                                                                  170,000        1,168,750
       -------------------------------------------------------------------------------------------------------------------------
       Coeur d'Alene Mines Corp.                                                                         35,000          529,375
       -------------------------------------------------------------------------------------------------------------------------
       Crown Resources Corp.(2)                                                                         175,000        1,082,813
       -------------------------------------------------------------------------------------------------------------------------
       Getchell Gold Corp.(2)                                                                            87,000        3,338,625
       -------------------------------------------------------------------------------------------------------------------------
       Hecla Mining Co.(2)                                                                              130,000          731,250
       -------------------------------------------------------------------------------------------------------------------------
       Homestake Mining Co.                                                                             245,000        3,491,250
       -------------------------------------------------------------------------------------------------------------------------
       Newmont Mining Corp.                                                                             164,291        7,352,022
       -------------------------------------------------------------------------------------------------------------------------
       Santa Fe Pacific Gold Corp.                                                                      456,000        7,011,000
                                                                                                                    ------------
                                                                                                                      25,310,710

--------------------------------------------------------------------------------------------------------------------------------
GOLD RELATED INVESTMENT--11.2%
       Cambiex Exploration, Inc.(2)(4)                                                                1,500,000        1,258,523
       -------------------------------------------------------------------------------------------------------------------------
       Canarc Resource Corp.(2)                                                                         282,500          408,090
       -------------------------------------------------------------------------------------------------------------------------
       Canarc Resource Corp.(2)                                                                         450,000          650,055
       -------------------------------------------------------------------------------------------------------------------------
       Euro-Nevada Mining Corp.                                                                         306,000        9,130,975
       -------------------------------------------------------------------------------------------------------------------------
       Franco-Nevada Mining Corp. Ltd.                                                                  110,000        5,035,921
       -------------------------------------------------------------------------------------------------------------------------
       Normandy Mining Ltd.                                                                           1,134,298        1,567,603
                                                                                                                    ------------
                                                                                                                      18,051,167

--------------------------------------------------------------------------------------------------------------------------------
PLATINUM MINING--3.2%
       Anglo American Platinum Ltd., Sponsored ADR                                                      136,195          807,990
       -------------------------------------------------------------------------------------------------------------------------
       Rustenburg Platinum Holdings Ltd., ADR                                                            83,104        1,137,071
       -------------------------------------------------------------------------------------------------------------------------
       Stillwater Mining Co.(2)                                                                         180,000        3,262,500
                                                                                                                    ------------
                                                                                                                       5,207,561
                                                                                                                    ------------
                                                                                                                     111,746,311

8      Oppenheimer Gold & Special Minerals Fund

                                                                                                                    MARKET VALUE
                                                                                                       SHARES       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
METALS--17.0%
-------------------------------------------------------------------------------------------------------------------------------
ALUMINUM--0.5%
       Nippon Light Metal Co.                                                                           200,000     $   820,195
-------------------------------------------------------------------------------------------------------------------------------
COPPER--4.9%
       Freeport-McMoRan Copper & Gold, Inc., Cl. A                                                      224,455       6,312,797
       ------------------------------------------------------------------------------------------------------------------------
       Freeport-McMoRan Copper & Gold, Inc., Cl. B                                                        5,000         149,375
       ------------------------------------------------------------------------------------------------------------------------
       Phelps Dodge Corp.                                                                                22,000       1,485,000
                                                                                                                    -----------
                                                                                                                      7,947,172

-------------------------------------------------------------------------------------------------------------------------------
METALS: DIVERSIFIED--6.7%
       Aber Resources Ltd.(2)                                                                            80,000       1,085,614
       ------------------------------------------------------------------------------------------------------------------------
       Aluminum Co. of America                                                                           21,000       1,338,750
       ------------------------------------------------------------------------------------------------------------------------
       Ashton Mining Ltd.                                                                               600,000       1,043,651
       ------------------------------------------------------------------------------------------------------------------------
       Broken Hill Proprietary Co. Ltd., Sponsored ADR                                                   20,000         565,000
       ------------------------------------------------------------------------------------------------------------------------
       Brush Wellman, Inc.                                                                               60,000         982,500
       ------------------------------------------------------------------------------------------------------------------------
       Cominco Ltd.                                                                                      20,000         497,573
       ------------------------------------------------------------------------------------------------------------------------
       Elkem AS                                                                                         150,000       2,478,318
       ------------------------------------------------------------------------------------------------------------------------
       RTZ Corp. plc                                                                                     93,000       1,494,319
       ------------------------------------------------------------------------------------------------------------------------
       Western Mining Corp. Holdings Ltd.                                                               199,988      1,259,612
                                                                                                                    -----------
                                                                                                                    10,745,337

-------------------------------------------------------------------------------------------------------------------------------
METALS: MISCELLANEOUS--3.1%
       J&L Specialty Steel, Inc.                                                                         50,000         568,750
       ------------------------------------------------------------------------------------------------------------------------
       Korea Zinc Co.                                                                                    60,000       1,135,423
       ------------------------------------------------------------------------------------------------------------------------
       Pasminco Ltd.                                                                                  1,250,000       1,965,780
       ------------------------------------------------------------------------------------------------------------------------
       PT Tambang Timah, GDR(3)                                                                          76,000       1,383,276
                                                                                                                    -----------
                                                                                                                      5,053,229

-------------------------------------------------------------------------------------------------------------------------------
NICKEL--1.8%
       Eramet SA                                                                                         25,000       1,308,010
       ------------------------------------------------------------------------------------------------------------------------
       Falconbridge Ltd.                                                                                 75,000       1,597,778
                                                                                                                    -----------
                                                                                                                      2,905,788
                                                                                                                    -----------
                                                                                                                     27,471,721

-------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--1.5%
-------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.5%
       Svedala Industri, AB Free                                                                        140,000       2,368,181
                                                                                                                     -----------
       Total Common Stocks (Cost $112,697,071)                                                                      146,539,968

===============================================================================================================================
PREFERRED STOCKS--1.2%
-------------------------------------------------------------------------------------------------------------------------------
       Ashanti GSM Ltd. Redeemable Preferred, A Shares(2)(5)                                             88,888         199,998
       ------------------------------------------------------------------------------------------------------------------------
       Battle Mountain Gold Co., $3.25 Cum. Cv.                                                          34,500       1,725,000
                                                                                                                     -----------
       Total Preferred Stocks (Cost $1,900,876)                                                                       1,924,998

9      Oppenheimer Gold & Special Minerals Fund

                                                                                                                   MARKET VALUE
                                                                                                  UNITS            SEE NOTE 1
===================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.2%
-----------------------------------------------------------------------------------------------------------------------------------
       Kap Resources Ltd. Wts., Cl. A, Exp. 8/00                                                        252,500     $    267,117
       ----------------------------------------------------------------------------------------------------------------------------
       Lynas Gold NL Wts., Exp. 6/99                                                                  1,200,000           81,967
                                                                                                                     -----------
       Total Rights, Warrants and Certificates (Cost $253,473)                                                           349,084

                                                                                                  FACE
                                                                                                  AMOUNT(1)
===================================================================================================================================
REPURCHASE AGREEMENT--6.9%
-----------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Goldman, Sachs & Co., 6.52%,
       dated 12/31/96, to be repurchased at $11,204,057 on 1/2/97, collateralized by U.S. Treasury Nts., 5.50%--7.50%, 7/15/99--8/15/05,
       with a value of $11,456,793 (Cost $11,200,000)                                               $11,200,000       11,200,000

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $127,560,242)                                                           100.2%     161,566,457
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                      (0.2)        (336,268)
                                                                                                  -------------    -------------
NET ASSETS                                                                                                100.0%    $161,230,189
                                                                                                  =============    =============

       1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies: GBP--British Pound Sterling

       2. Non-income producing security.

       3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,709,612 or 2.30% of the Fund's net assets, at December 31, 1996.

       4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 1996. The aggregate fair value of all securities of affiliated companies as of December 31, 1996 amounted to $1,258,523. Transactions during the period in which the issuer was an affiliate are as follows:

                              BALANCE                                                                  BALANCE
                              JUNE 30, 1996           GROSS ADDITIONS         GROSS REDUCTIONS         DECEMBER 31, 1996
                              --------------------    --------------------    ---------------------    --------------------
                              SHARES      COST        SHARES      COST        SHARES       COST        SHARES      COST
---------------------------------------------------------------------------------------------------------------------------
Cambiex Exploration, Inc.     1,500,000   $756,573         --     $   --          --       $   --       1,500,000  $756,573

       5. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.

       See accompanying Notes to Financial Statements.

10     Oppenheimer Gold & Special Minerals Fund

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1996 (Unaudited)

================================================================================================================================
ASSETS
       Investments, at value--see accompanying statement:
       Unaffiliated companies (cost $126,803,669)                                                                   $160,307,934
       Affiliated companies (cost $756,573)                                                                            1,258,523
       -------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                              318,953
       -------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Shares of beneficial interest sold                                                                                456,370
       Interest and dividends                                                                                            127,693
       Investments sold                                                                                                   20,368
       -------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                              21,065
                                                                                                                    ------------
       Total assets                                                                                                  162,510,906

================================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Shares of beneficial interest redeemed                                                                            816,859
       Investments purchased                                                                                             117,120
       Trustees' fees                                                                                                    100,935
       Shareholder reports                                                                                                97,208
       Service plan fees                                                                                                  84,528
       Transfer and shareholder servicing agent fees                                                                      13,403
       Other                                                                                                              50,664
                                                                                                                    ------------
       Total liabilities                                                                                               1,280,717

================================================================================================================================
NET ASSETS                                                                                                          $161,230,189
                                                                                                                    ============

================================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                              $139,165,162
       -------------------------------------------------------------------------------------------------------------------------
       Overdistributed net investment income                                                                             (83,806)
       -------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized loss on investments and foreign currency transactions                                (11,860,331)
       -------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments and translation of assets and
       liabilities denominated in foreign currencies                                                                  34,009,164
                                                                                                                    ------------
       Net assets                                                                                                   $161,230,189
                                                                                                                    ============

================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets of $150,992,325 and
       10,904,734 shares of beneficial interest outstanding)                                                              $13.85
       Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                    $14.69

       -------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $7,568,626 and 549,427 shares of beneficial interest outstanding)                                               $13.78

       -------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $2,669,238 and 193,419 shares of beneficial interest outstanding)                                               $13.80

       See accompanying Notes to Financial Statements.

11     Oppenheimer Gold & Special Minerals Fund

STATEMENT OF OPERATIONS   For the Six Months Ended December 31, 1996
                         (Unaudited)

================================================================================================================================
INVESTMENT INCOME
       Dividends (net of foreign withholding taxes of $45,006)                                                      $    806,952
       -------------------------------------------------------------------------------------------------------------------------
       Interest                                                                                                          363,389
                                                                                                                   -------------
       Total income                                                                                                    1,170,341

================================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                           621,661
       -------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                           163,026
       Class B                                                                                                            31,393
       Class C                                                                                                             9,379
       -------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                             175,528
       -------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                                80,873
       -------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                            20,199
       -------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses--Note 1                                                                                16,854
       -------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                        14,504
       -------------------------------------------------------------------------------------------------------------------------
       Insurance expenses                                                                                                  6,028
       -------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class B                                                                                                               879
       Class C                                                                                                               584
       -------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                               6,222
                                                                                                                   -------------
       Total expenses                                                                                                  1,147,130

================================================================================================================================
NET INVESTMENT INCOME                                                                                                     23,211

================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain (loss) on:
       Investments                                                                                                      (718,684)
       Foreign currency transactions                                                                                      85,225
                                                                                                                   -------------
       Net realized loss                                                                                                (633,459)

       -------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on:
       Investments                                                                                                    (2,901,930)
       Translation of assets and liabilities denominated in foreign currencies                                           258,120
                                                                                                                   -------------
       Net change                                                                                                     (2,643,810)
                                                                                                                   -------------
       Net realized and unrealized loss                                                                               (3,277,269)

================================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $(3,254,058)
                                                                                                                   =============

       See accompanying Notes to Financial Statements.

12     Oppenheimer Gold & Special Minerals Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                                                DECEMBER 31, 1996    JUNE 30,
                                                                                                (UNAUDITED)          1996
================================================================================================================================
OPERATIONS
       Net investment income                                                                       $     23,211     $    431,529
       -------------------------------------------------------------------------------------------------------------------------
       Net realized loss                                                                               (633,459)      (1,488,121)
       -------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                         (2,643,810)      10,541,186
                                                                                                  -------------    -------------
       Net increase (decrease) in net assets resulting from operations                               (3,254,058)       9,484,594

================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                         (303,087)        (705,030)

--------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                                       (7,372,513)     (18,971,659)
       Class B                                                                                        2,835,683        5,082,545
       Class C                                                                                        1,282,948        1,429,900

================================================================================================================================
NET ASSETS
       Total decrease                                                                                (6,811,027)      (3,679,650)
       -------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                          168,041,216      171,720,866
                                                                                                  -------------    -------------
       End of period [including undistributed (overdistributed) net
       investment income of $(83,806) and $196,070, respectively]                                  $161,230,189     $168,041,216
                                                                                                  =============    =============

       See accompanying Notes to Financial Statements.

13     Oppenheimer Gold & Special Minerals Fund

FINANCIAL HIGHLIGHTS

                                               CLASS A
                                               ---------------------------------------------------------------------------------
                                               SIX MONTHS
                                               ENDED
                                               DEC. 31, 1996            YEAR ENDED JUNE 30,
                                               (UNAUDITED)  1996        1995           1994          1993           1992
================================================================================================================================

PER SHARE OPERATING DATA:
Net asset value, beginning of period             $14.15       $13.48        $13.28        $12.32        $10.68         $10.36
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.01)         .04           .06           .06           .06            .16
Net realized and unrealized gain                   (.26)         .69           .21           .96          1.72            .35
                                               --------     --------      --------      --------      --------       --------
Total income (loss) from
investment operations                              (.27)         .73           .27          1.02          1.78            .51

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             (.03)        (.06)         (.07)         (.06)         (.14)          (.19)
                                               --------     --------      --------      --------      --------       --------
Total dividends and distributions
to shareholders                                    (.03)        (.06)         (.07)         (.06)         (.14)          (.19)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $13.85       $14.15        $13.48        $13.28        $12.32         $10.68
                                               ========     ========      ========      ========      ========       ========

================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               (1.92)%       5.44%         2.03%         8.25%        17.15%          5.08%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                 $150,992     $161,769      $171,721      $179,015      $158,982       $133,345
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $156,852     $171,427      $178,579      $175,093      $124,869       $137,906
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              0.07%(3)     0.25%         0.45%         0.50%         0.61%          1.25%
Expenses                                           1.34%(3)     1.38%         1.36%         1.31%         1.38%          1.38%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                          8.2%        37.6%         35.8%         29.5%         23.9%          39.4%
Average brokerage
commission rate(5)                              $0.0299      $0.0211       $0.0204            --            --             --



                                               CLASS B                        CLASS C
                                               ---------------------------    ---------------------------
                                               SIX MONTHS        PERIOD       SIX MONTHS         PERIOD
                                               ENDED             ENDED        ENDED              ENDED
                                               DEC. 31, 1996     JUNE 30,     DEC. 31, 1996      JUNE 30,
                                               (UNAUDITED)       1996(1)      (UNAUDITED)        1996(1)
=========================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $14.11          $12.33          $14.13           $12.33
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.04)           (.01)           (.04)            (.01)
Net realized and unrealized gain                   (.29)           1.79            (.29)            1.81
                                               --------        --------        --------         --------
Total income (loss) from
investment operations                              (.33)           1.78            (.33)            1.80

---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                               --              --              --               --
                                               --------        --------        --------         --------
Total dividends and distributions
to shareholders                                      --              --              --               --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $13.78          $14.11          $13.80           $14.13
                                               ========        ========        ========         ========

=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)               (2.34)%        14.25%           (2.34)%         14.41%

=========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                   $7,569          $4,882          $2,669           $1,390
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $6,219          $2,588          $1,861           $  840
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            (0.78)%(3)      (0.25)%(3)      (0.81)%(3)       (0.26)%(3)
Expenses                                           2.17%(3)        2.22%(3)        2.21%(3)         2.19%(3)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                          8.2%           37.6%            8.2%            37.6%
Average brokerage
commission rate(5)                              $0.0299         $0.0211         $0.0299          $0.0211

       1. For the period from November 1, 1995 (inception of offering) to June 30, 1996.

       2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

       3. Annualized.

       4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $12,572,999 and $16,599,184, respectively.

       5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

       See accompanying Notes to Financial Statements.

14     Oppenheimer Gold & Special Minerals Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation by primarily investing in securities of companies engaged in mining, processing, fabricating or distributing gold or other metals or minerals. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

       ------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

       ------------------------------------------------------------------------
       FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       ------------------------------------------------------------------------
       REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

       ------------------------------------------------------------------------
       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       ------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $10,674,000, which expires between 2000 and 2004.

       ------------------------------------------------------------------------
       TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended December 31, 1996, a provision of $3,486 was made, resulting in an accumulated liability of $94,926 at December 31, 1996.

15     Oppenheimer Gold & Special Minerals Fund

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

       ------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

       ------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


===============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                               SIX MONTHS ENDED DECEMBER 31, 1996       YEAR ENDED JUNE 30, 1996(1)
                               ----------------------------------       ----------------------------------
                               SHARES               AMOUNT              SHARES               AMOUNT
       ---------------------------------------------------------------------------------------------------
       Class A:
       Sold                         3,909,457        $ 54,887,513          11,015,184        $ 155,317,009
       Dividends  reinvested           19,645             265,994              48,035              625,897
       Redeemed                    (4,455,832)        (62,526,020)        (12,375,016)        (174,914,565)
                                -------------       -------------       -------------        -------------
       Net decrease                  (526,730)       $ (7,372,513)         (1,311,797)       $ (18,971,659)
                                =============       =============       =============        =============

       ---------------------------------------------------------------------------------------------------
       Class B:
       Sold                           320,511        $  4,472,246             434,241         $  6,371,373
       Dividends  reinvested               --                  --                  --                   --
       Redeemed                      (117,182)         (1,636,563)            (88,143)          (1,288,828)
                                -------------       -------------       -------------        -------------
       Net increase                   203,329        $  2,835,683             346,098         $  5,082,545
                                =============       =============       =============        =============

       ---------------------------------------------------------------------------------------------------
       Class C:
       Sold                           881,276        $ 12,262,195             665,116         $  9,742,400
       Dividends  reinvested               --                  --                  --                   --
       Redeemed                      (786,278)        (10,979,247)           (566,695)          (8,312,500)
                                -------------       -------------       -------------        -------------
       Net increase                    94,998        $  1,282,948              98,421         $  1,429,900
                                =============       =============       =============        =============


       1. For the year ended June 30, 1996 for Class A shares, and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class B and Class C shares.


===============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At December 31, 1996, net unrealized appreciation on investments of $34,006,215 was composed of gross appreciation of $42,365,203, and gross depreciation of $8,358,988.

16     Oppenheimer Gold & Special Minerals Fund

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% on the next $200 million, 0.66% on the next $200 million and 0.60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                   For the six months ended December 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $186,101, of which $47,299 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $116,988 and $13,608, of which $4,018 was paid to an affiliated broker/dealer for Class B shares. During the six months ended December 31, 1996, OFDI received contingent deferred sales charges of $17,116 and $2,266, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                   OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                   The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended December 31, 1996, OFDI paid $4,204 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                   The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended December 31, 1996, OFDI retained $29,887 and $7,941, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At December 31, 1996, OFDI had incurred unreimbursed expenses of $252,858 for Class B and $43,869 for Class C.

===============================================================================
5. ILLIQUID AND
   RESTRICTED SECURITIES

       At December 31, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1996 was $199,998, which represents 0.12% of the Fund's net assets.

17     Oppenheimer Gold & Special Minerals Fund

OPPENHEIMER GOLD & SPECIAL MINERALS FUND



===============================================================================
OFFICERS AND TRUSTEES

       Leon Levy, Chairman of the Board of Trustees
       Donald W. Spiro, Vice Chairman of the Board of Trustees
       Bridget A. Macaskill, Trustee and President
       Robert G. Galli, Trustee
       Benjamin Lipstein, Trustee
       Elizabeth B. Moynihan, Trustee
       Kenneth A. Randall, Trustee
       Edward V. Regan, Trustee
       Russell S. Reynolds, Jr., Trustee
       Pauline Trigere, Trustee
       Clayton K. Yeutter, Trustee
       Diane Sobin, Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISER

       OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR

       OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

       OppenheimerFunds Services

===============================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

       The Bank of New York

===============================================================================
INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP

===============================================================================
LEGAL COUNSEL

       Gordon Altman Butowsky Weitzen Shalov & Wein

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Gold & Special Minerals Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Gold & Special Minerals Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

18     Oppenheimer Gold & Special Minerals Fund

OPPENHEIMERFUNDS FAMILY

===============================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                   When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                   At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

=================================================================================
STOCK FUNDS
       Developing Markets Fund               Growth Fund
       Global Emerging Growth Fund           Global Fund
       Enterprise Fund(2)                    Quest Global Value Fund
       International Growth Fund             Disciplined Value Fund
       Discovery Fund                        Oppenheimer Fund
       Quest Small Cap Value Fund            Value Stock Fund
       Gold & Special Minerals Fund          Quest Value Fund
       Capital Appreciation Fund3

=================================================================================
STOCK & BOND FUNDS
       Main Street Income & Growth Fund      Equity Income Fund
       Quest Opportunity Value Fund          Disciplined Allocation Fund
       Total Return Fund                     Asset Allocation Fund
       Quest Growth & Income Value Fund      Strategic Income & Growth Fund
       Global Growth & Income Fund           Bond Fund for Growth

=================================================================================
BOND FUNDS
       International Bond Fund               Bond Fund
       High Yield Fund                       U.S. Government Trust
       Champion Income Fund                  Limited-Term Government Fund
       Strategic Income Fund

=================================================================================
MUNICIPAL FUNDS
       California Municipal Fund(4)          Insured Municipal Fund
       Florida Municipal Fund(4)             Intermediate Municipal Fund
       New Jersey Municipal Fund(4)
       New York Municipal Fund(4)            Rochester Division
       Pennsylvania Municipal Fund(4)        Rochester Fund Municipals
       Municipal Bond Fund                   Limited Term New York Municipal Fund

=================================================================================
MONEY MARKET FUNDS(5)
       Money Market Fund                     Cash Reserves

=================================================================================
LIFESPAN
       Growth Fund                           Income Fund
       Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. Available only to investors in certain states.

       5. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.



19     Oppenheimer Gold & Special Minerals Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0410.001.1296       February 28, 1997

[PHOTO]

Customer Service Representative
OppenheimerFunds Services

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

         And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

         When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

         For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

         You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

         So call us today--we're here to help.
--------------------------------------------------------------------------------
[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

-------------------------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
-------------------------------------